UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (A) of the Securities
                              Exchange Act of 1934


Filed by registrant      [X]
Filed by a party other than the registrant      [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to or sec. 240. 14a-12


                          VALLEY FORGE SCIENTIFIC CORP.
                -------------------------------------------------
                (Named of Registrant as Specified in its Charter)


    -------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and
         0-11.

         (1)      Title of each class of securities to which transaction
applies:
--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth in the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)      Total fee paid:
--------------------------------------------------------------------------------

         [ ]      Fee paid previously with preliminary materials.

         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3)      Filing Party:
--------------------------------------------------------------------------------

         (4)      Date Filed:
--------------------------------------------------------------------------------

                          VALLEY FORGE SCIENTIFIC CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held Wednesday, March 10, 2004

                    ----------------------------------------

To the Stockholders of
Valley Forge Scientific Corp.:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Valley Forge Scientific Corp., a Pennsylvania corporation, will be held at the Hampton Inn at Route 422 and Egypt Road, Oaks, Pennsylvania on Wednesday, March 10, 2004 at 10:00 a.m. local time, for the following purposes:

         1. To elect five directors for a one-year term until their respective successors are duly elected and qualified; and

         2. To consider and act upon any other matter which may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of stockholders at the Annual Meeting.

         The Board of Directors has fixed the close of business on February 2, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of our common stock, no par value, at the close of business on that date are entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

         The enclosed proxy is solicited by the Board of Directors. You are requested to complete and sign the enclosed form of proxy and mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                       By Order of the Board of Directors,


                                       /s/ MARGUERITE RITCHIE
                                       -----------------------------
                                       MARGUERITE RITCHIE,
         Oaks, Pennsylvania            Secretary
         February 5, 2004


                                    IMPORTANT
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY.

                          VALLEY FORGE SCIENTIFIC CORP.
                               136 Green Tree Road
                            Oaks, Pennsylvania 19456

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 10, 2004

                                                                February 5, 2004

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Valley Forge Scientific Corp., a Pennsylvania corporation, for use at its Annual Meeting of Stockholders (the "Annual Meeting"), to be held at 10:00 a.m., local time, on Wednesday, March 10, 2004, at the Hampton Inn, Route 422 and Egypt Road, Oaks, Pennsylvania, and at any adjournments or postponements thereof. This proxy statement and the Notice of Annual Meeting of Stockholders and the proxy are being mailed to stockholders on or about February 6, 2004. At the Annual Meeting, stockholders will be asked to vote upon (i) the election of five directors of the Company; and (ii) any other matters properly brought before the Annual Meeting. Unless the context requires otherwise, references to "we", "us", "our" and "Valley Forge Scientific" refer to Valley Forge Scientific Corp.

                                     VOTING

         Voting Securities. The Board of Directors has fixed the close of business on February 2, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, no par value, (the "Common Stock") at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,913,712 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

         The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes may be cast FOR or WITHHOLD FROM each nominee. Votes cast FOR the nominees will count as "yes votes"; votes that are WITHHOLD FROM the nominees will be excluded entirely from the vote and will have no effect. Abstentions and "broker non-votes" are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters.

         Voting of Proxies. STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTER OTHER THAN THAT SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE NOMINEES.

         A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

         Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

         Annual Report Accompanies Proxy Statement. Our 2003 Annual Report, including our audited financial statements for the fiscal year ended September 30, 2003, is being mailed to stockholders concurrently with this Proxy Statement.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         We have a Board of Directors consisting of five directors who serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire at that annual meeting.

         The term of each of the current directors will expire on the date of the upcoming Annual Meeting on March 10, 2004. Accordingly, five persons are to be elected to serve as directors at the meeting. Valley Forge Scientific's nominees for election by the stockholders to those positions are Jerry L. Malis, Leonard I. Malis, Bruce A. Murray, Robert H. Dick and Louis Uchitel. If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2005 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee(s) as we may designate.

         Our Board of Directors deems all of the foregoing directors to be "independent directors" under Rule 4200(a)(14) of the Nasdaq Stock Market except Jerry L. Malis and Leonard I. Malis.

         The Board of Directors recommends a vote "FOR" the nominees in the paragraph above.

         If a quorum is present, the five nominees receiving the highest number of votes will be elected as directors.

Information Regarding Nominees for Directors and Executive Officers

         The following table sets forth the nominees for director to be elected at the Annual Meeting as well as the executive officers of Valley Forge Scientific Corp. and information with respect to their ages and background. Each of the nominees for director has consented to be named in this proxy statement and to serve if elected.

Name                   Age     Position with Valley Forge Scientific
----                   ---     -------------------------------------
Jerry L. Malis         71      Chairman of the Board, Chief Executive Officer
                               and President
Leonard I. Malis       84      Director
Bruce A. Murray        67      Director
Robert  H. Dick        60      Director
Louis Uchitel          78      Director
Marguerite Ritchie     65      Vice President-Operations, Secretary
Michael Ritchie        40      Vice President-General Manager, Treasurer

         Jerry L. Malis, has served as our Chief Executive Officer, President or Vice-President and a Director since our inception in March 1980. As of June 30, 1989, Mr. Malis was elected as our Chairman of the Board. He has published over fifty articles in the biological science, electronics and engineering fields, and has been issued twelve United States patents. Mr. Malis coordinates and supervises the development, engineering and manufacturing of our products and is in charge of our daily business operations. He devotes substantially all his business time to the business of the Valley Forge Scientific.

         Leonard I. Malis, M.D., an advisor to Valley Forge Scientific since its inception in March 1980, has been a director since June 30, 1989. Dr. Malis was Professor and Chairman of the Department of Neurosurgery at Mount Sinai School of Medicine, New York, New York, from 1971 until 1993, and is currently Professor and Chairman Emeritus of the Department of Neurosurgery. Dr. Malis designed and built the first commercial bipolar coagulator in 1955, and his original units were the standard in neurosurgery for many years. Dr. Malis has been issued five United States patents and has designed and trademarked over one hundred instruments. He has published over one hundred articles in medical journals and reviews and is the author of a textbook on neurosurgery.

         Bruce A. Murray, a member of our audit committee and chairman of the compensation committee, has been a director since October 14, 1992. He was a Managing Member of The Change Management Group, LLC, a management consulting company, and was a Principal of Adair & Murray Associates, Inc., a management consulting company. Mr. Murray has held positions within the Pfizer Hospital Products Group, as Director of Engineering-Surgical Products, Corporate Vice President - Research and Development, and Senior Vice President and Business Manager - Surgical Products. He has also held senior management positions with Valleylab, Inc., Picker Corporation Electronics Division, Ball Brothers Research Corporation and IIT Research Institute. Mr. Murray received both his B.S. in Engineering and his M.B.A. from the Illinois Institute of Technology.

         Robert H. Dick, a member of our audit committee and the compensation committee, has been a director since June 25, 1997. Mr. Dick has served as President of R.H. Dick & Company since January 1998, which is an investment banking and management consulting firm based in Ocala, Florida. From 1996 to 1998, Mr. Dick was a partner with Boles, Knop & Company, Inc., an investment banking firm in Middleburg, Virginia. Prior to that, Mr. Dick served as interim President, Chief Executive Officer and Chief Financial Officer of Biomagnetic Therapy Systems, Inc. (September 1995 - March 1996) and PharmX, Inc. (May 1994 - April 1995). Both companies were clients of Boles, Knop & Company. From 1982 until 1994, Mr. Dick served in various executive roles with Codman & Shurtleff, Inc., a subsidiary of Johnson & Johnson and a manufacturer of surgical instruments, implants, equipment and other surgical products. Mr. Dick's positions with Codman included Director, Vice-President - New Business Development, Vice President - U.S. Sales and Marketing, and Vice President - International. Mr. Dick retired from Johnson & Johnson in April 1994. From 1978 to 1982, Mr. Dick was President & Chief Executive Officer of Applied Fiberoptics, Inc., a company designing, manufacturing and marketing fiberoptic products for medical and defense applications, and surgical microscopes for microsurgery. Mr. Dick also serves on the board of Span-America Medical Systems, Inc., which designs and manufactures wound management products.

         Louis Uchitel, chairman of our audit committee and a member of the compensation committee, has been a director since June 12, 2001. He is a certified public accountant and the Secretary and Treasurer of Quaker State Environmental Equipment, Inc., a lessor of solid waste equipment. Mr. Uchitel was formerly the Executive Vice President and Chief Financial Officer of Accurate Industries, Inc.

         Marguerite Ritchie, Secretary of Valley Forge Scientific, has been employed by us since 1985. In addition to being Secretary, Ms. Ritchie is Vice-President of Operations in charge of our production and regulatory matters. Prior to becoming Vice-President of Operations, she held several other administrative and operations positions with Valley Forge Scientific.

         Michael Ritchie, Treasurer of Valley Forge Scientific, has been employed by us since 1994. In addition to being the Treasurer of the Company, Mr. Ritchie is Vice-President-General Manager responsible for financial reporting and contract administration. Mr. Ritchie has also held positions of General Manager and Purchasing Manager. He received a B.S. degree in accounting from LaSalle University and a B.S. degree in engineering from Drexel University.

         Jerry L. Malis and Dr. Leonard I. Malis are brothers. Michael Ritchie is the son of Marguerite Ritchie.

         The Board Meetings and Committees

         Our Board of Directors held five meetings during the fiscal year ended September 30, 2003. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and committees of which he is a member which were held during the period he was a director or committee member.

         We have standing Audit and Compensation Committees. During the 2003 fiscal year, the members of the Audit Committee consisted of Messrs. Uchitel (as Chairman), Murray and Dick. Each of the members of the Audit Committee is an "independent director" as defined under Rule 4200(a)(14) of the Nasdaq Stock Market. The Audit Committee reviews the results of the annual audit of our accounts conducted by our independent auditors and the recommendations of the auditors with respect to accounting systems and controls. The Audit Committee has a written charter adopted by the Board of Directors, which charter is attached as Appendix A to this Proxy Statement. During the fiscal year ended September 30, 2003, the Audit Committee held six meetings. The Audit Committee's report on our audited financial statements for the fiscal year ended September 30, 2003 appears elsewhere in this Proxy Statement.

         The members of the Compensation Committee are Messrs. Murray (as Chairman), Dick and Uchitel. Each of the members of the Compensation Committee is an "independent director" as defined under Rule 4200(a)(14) of the Nasdaq Stock Market. The Compensation Committee reviews and approves our executive compensation and benefit policies and administers our 2001 Stock Plan. During the fiscal year ended September 30, 2003, the Compensation Committee held two meetings. The Compensation Committee's report on executive compensation appears elsewhere in this Proxy Statement.

         Director Nominations

         Nominations of candidates for election as directors may be made by the Board of Directors or by stockholders. Our "independent directors", as determined under Nasdaq rules, are responsible for among other things, the selection and recommendation to the Board of Directors of nominees for election as directors.

         Stockholders may nominate candidates for election as directors if they follow the procedures and conform to the deadlines specified in our Bylaws. The complete description of the requirements for stockholder proposals, including nomination of director candidates, is contained in the Bylaws. In summary, assuming (i) we held an annual meeting the previous year and (ii) the date of the next meeting is within 30 days of the date of the meeting for the previous year, a stockholder desiring to nominate one or more candidates for election at the next annual meeting must submit written notice of such nomination to the Corporate Secretary at least 120 days in advance of the date that we released our proxy statement in connection with the annual meeting held in the previous year. That deadline for submission of any director nominations by stockholders for the next annual meeting is also set forth in the Proxy Statement for each annual meeting.

         Stockholders nominating candidates for election as directors are also required to provide the following information with respect to their nominees:

         o        the stockholder's name and address;
         o a representation that the stockholder is a stockholder of record on the date of the nomination;

         o a representation that the stockholder intends to appear in person or through a qualified representative at the annual meeting to nominate the person(s) specified in the notice;
         o a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder;
         o any other information relating to each nominee that would be required to be disclosed in a proxy statement filed pursuant to the Securities and Exchange Commission's ("SEC") proxy rules; and
         o the consent of each nominee to serve as a director if so elected.

         The Board of Directors has not determined whether it needs to adopt any formal policies with respect to the consideration by stockholders of director candidates. In the event of any stockholder recommendations, the independent directors would evaluate the person recommended in the same manner as other persons considered. Recommendations must be accompanied by a detailed and complete written resume of each recommended candidate, including all business, education and other qualifications, and any other material information the stockholder wants the Board of Directors to consider. After reviewing the materials submitted by a stockholder, if the independent directors believe that the person merits additional consideration, the independent directors (or one or more individual independent directors) would interview the potential nominee and conduct appropriate reference checks. The independent directors, by majority vote, would then determine whether to recommend to the Board of Directors that the Board of Directors nominate and recommend election of such person at the next annual meeting. Stockholders may submit in writing recommendations for consideration by the Board of Directors to the attention of our Corporate Secretary at Valley Forge Scientific Corp., 136 Green Tree Road, Suite 100, P.O. Box 1179, Oaks, PA 19456-1179.

         In evaluating potential director nominees, the independent directors consider the following factors:

         o commitment to ethical conduct as evidenced through the person's business associations, service as a director or executive officer of other organizations, and/or education;
         o        objective perspective and mature judgment developed through business experiences and/or educational endeavors;
         o        the candidate's ability to work with other members of the
                  Board of Directors and management to further our goals and increase stockholder value;
         o        the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;
         o        demonstrated experience at policy making levels in various organizations and in areas that are relevant to our
                  activities; and
         o the skills and experience of the potential nominee in relation to the capabilities already present on the Board of Directors.

         The goal is to recommend candidates for the Board of Directors that bring a variety of perspectives and skills derived from high quality business and professional experience. At the same time, the Board of Directors recognize that larger numbers of directors create additional challenges and expense and believe that the current right size for our Board of Directors is five members.

         Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as it may deem to be in the best interests of Valley Forge Scientific and its stockholders. The Board of Directors requires that at least one member of the Board of Directors should meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that a majority of the members of the Board of Directors should meet the definition of "independent director" under the Nasdaq rules.

         If any member of the Board of Directors is not interested in continuing to serve or if the Board of Directors determines that there is a need for directors with different skills or perspectives, the members of the Board of Directors are polled to determine if they know of potential candidates meeting these criteria. We have not required the services of third parties to identify potential nominees, although we reserve the right to retain a search firm in the future, if necessary. We would typically engage a third party to perform a background check, using publicly available information, to determine whether a new candidate for election as director has any issues that should be considered in the Board of Directors' evaluation of his or her candidacy.

         Prior to 120 days in advance of the date of the Proxy Statement for last year's annual meeting, we did not receive any recommendations from stockholders for potential director candidates to be nominated at the Annual Meeting.

         Communications with the Board Of Directors

         Stockholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board) at the following address and fax number:

                          Name of the Director(s)
                          c/o Corporate Secretary
                          Valley Forge Scientific Corp.
                          136 Green Tree Road, Suite
                          100, P.O. Box 1179
                          Oaks, PA 19456-1179
                          Fax: (610) 666-7565

         Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary under procedures approved by our independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

         The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with our counsel.

         We do not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meeting of Stockholders, but strongly encourage directors to attend. We make every effort to schedule our Annual Meeting of

Stockholders at a time and date to permit attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law. To facilitate attendance and reduce travel costs, we generally schedule our Annual Meeting of Stockholders to occur immediately before a periodic meeting of the Board of Directors. Of the five directors then in office, four attended the 2003 Annual Meeting of Stockholders.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to bring any other business before the meeting and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as set forth above. However, as to any other business that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

                          STOCK OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of January 15, 2004 certain information with respect to the beneficial ownership of our Common Stock by (i) each of the named executive officers and Directors, (ii) all executive officers and Directors as a group, and (iii) each person known by us to beneficially own more than 5% of Valley Forge Scientific's Common Stock based on certain filings made under Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). All such information provided by the stockholders who are not executive officers or Directors reflects their beneficial ownership as of the dates specified in the footnotes to the table.

                                                      Amount of
Name and Address of                                   Beneficial      Percentage
Beneficial Owners (1)                                 Ownership       Owned
---------------------                                 ---------       -----

    (i)    Executive Officers and Directors

Jerry L. Malis (2)(3)                                 1,232,276        15.4%
Dr. Leonard I. Malis (2)(6)                             961,242        12.1%
Louis Uchitel (2) (7)                                   260,000         3.3%
Bruce A. Murray (2)(4)                                   46,000         *
Robert H. Dick (2)(5)                                    44,000         *
Marguerite Ritchie (8)                                   20,650         *
Michael Ritchie (9)                                      23,000         *

    (ii)   All Executive Officers and Directors
           as a Group (7 persons)                     2,587,168        31.6%

    (iii)  Certain Beneficial Owners

Russell U. Schenkman (10)                               651,375         8.2%
Daniel Boyer, Ross L. Campbell,
    W. Ward Carey, Phillip N. Hudson and
    James I. Steele (11)                                781,740         9.9%

--------------------
* less than 1%

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) The mailing address of Messrs. Malis, Murray, Dick, Uchitel and Dr. Malis, directors of the Company, is 136 Green Tree Road, P.O. Box 1179, Oaks, Pennsylvania 19456-1179.
(3) Includes 100,000 shares issuable to Mr. Malis subject to options exercisable currently or within 60 days. Also includes 200,000 shares held in the Malis Family, L.P., a limited partnership in which Jerry L. Malis is the general partner and possesses voting and investment power.
(4) Represents 46,000 shares issuable to Mr. Murray subject to options exercisable currently or within 60 days.
(5) Represents 44,000 shares issuable to Mr. Dick subject to options exercisable currently or within 60 days.
(6) Includes 400,000 shares held in the Leonard and Ruth Malis Family, L.P., a limited partnership in which Dr. Malis is a general partner and possesses voting and investment power.
(7) Includes 30,000 shares issuable to Mr. Uchitel subject to options exercisable currently or within 60 days and includes 15,000 shares owned by Mr. Uchitel's daughter for which Mr. Uchitel possesses shared investment power.
(8) Includes 19,750 shares issuable to Ms. Ritchie, subject to options exercisable currently or within 60 days.
(9) Represents 23,000 shares issuable to Mr. Ritchie subject to options exercisable currently or within 60 days.
(10) Russell U. Schenkman is the sole trustee of the Frances W. Gilloway Marital Trust and the Frances W. Gilloway Residue Trust (the "Trusts"), which are the record owners of 601,375 shares of the Common Stock and options to purchase 50,000 shares of Common Stock exercisable currently or within 60 days. The Trusts were created under the will of Thomas J. Gilloway to, among other things, own certain shares of the Common Stock beneficially owned by Mr. Gilloway. Mr. Schenkman in his capacity as trustee of the Trusts possesses sole voting and investment power with respect to the shares and therefore is deemed to beneficially own, under applicable regulations of the SEC, the 651,375 shares owned of record by the Trusts. Mr. Schenkman disclaims beneficial ownership of all shares owned of record by the Trusts. The address of Mr. Schenkman is 13 Roszel Road, Princeton, New Jersey 08540. Based on information set forth in a Schedule 13G filed under the Exchange Act on January 16, 2002.
(11) These five persons have formed a stockholders' committee and have agreed to operate as a "group" for purposes of Section 13(d) of the Exchange Act. The beneficial ownership of each of these persons based on the information set forth in a Schedule 13D filed under the Exchange Act on February 22, 2002 is set forth below. Daniel Boyer, whose address is c/o Boenning & Scattergood, 601 High Street, Pottstown, PA 19464, beneficially owns 317,390 shares, including the following shares that he shares voting and investment power: 74,390 shares owned by his wife, Ute Boyer; 75,650 shares owned by his daughter, Kim Boyer; and 55,200 shares owned by his son, Alex Boyer. Ross L. Campbell, whose address is 675 Lewis Lane, Ambler, PA 19002, beneficially owns 158,100 shares, which includes 12,000 shares held by him as co-trustee for which he shares voting and investment power and the following shares for which he shares voting and dispositive power: 15,000 shares owned by his wife, Marcia W. Campbell; 6,000 shares owned by his daughter, Jan Campbell; and 6,000 shares owned by his son Ross L. Campbell, Jr.
         W. Ward Carey, whose address is 21 E. 66th Street, New York, NY 10021 beneficially owns 113,000 shares, which includes: 7,400 shares as to which he shares voting and investment power with his wife, Patricia Carey; 6,000 shares as to which he shares voting and investment power with his son, Alexander Carey; 16,700 shares as to which he shares voting and investment power with his daughter, Daphne Carey; and 2,900 shares as to which he shares voting and investment power with his daughter, Cynthia A. Carey. Phillip N. Hudson, whose address is P.O. Box 160892, San Antonio, TX 78280, beneficiary owns 140,600 shares. James I. Steele, whose address is 30982 Clubhouse Lane, Evergreen, CO 80439, beneficially owns 52,650 shares, including the following shares that he shares voting and investment power: 10,850 shares owned by his mother, F. Irene Steele; and 4,000 shares owned by his wife, Peggy Steele.

---------------

                             EXECUTIVE COMPENSATION
                                AND OTHER MATTERS

                           Summary Compensation Table

         The following table sets forth the aggregate compensation paid by Valley Forge Scientific with respect to the three fiscal years ended September 30, 2003 to the Chief Executive Officer.

                                                                       Number of Shares of
Name and                                                             Common Stock Underlying
Principal Position          Fiscal Year      Salary       Bonus          Options Granted
--------------------------------------------------------------------------------------------

Jerry L. Malis,                 2003        $220,000           0                 --
  Chief Executive               2002         199,000     $25,000                 --
  Officer and President         2001         199,000           0             50,000


                     Aggregate Fiscal Year End Option Values

         The following table sets forth the value on September 30, 2003 of unexercised options for the Chief Executive Officer.

                       Number of Shares of Common Stock
                       Underlying Unexercised               Aggregate Value of Unexercised
Name                   Options at September 30, 2003        Options at September 30, 2003
----                   -----------------------------        -----------------------------

Jerry L. Malis (1)                100,000                               $18,750

---------------

(1) On each of June 5, 2000 and October 24, 2002, options to purchase 50,000 shares of Common Stock, which were previously issued to Mr. Malis, expired in accordance with their terms unexercised. Mr. Malis' options consist of the following:
         - 50,000 shares granted on December 22, 1994 at $2.375 per share, expiring December 22, 2004, of which 50,000 shares are exercisable; and
         - 50,000 shares granted on December 12, 2000 at $1.125 per share expiring December 12, 2010, of which 50,000 shares are exercisable.

         Directors' Compensation

         Our directors, who are neither employees of Valley Forge Scientific or an immediate family member of an officer of Valley Forge Scientific, are paid $750 for each meeting of the Board of Directors and each meeting of a committee of the Board of Directors that they attend. In addition, all directors are entitled to reimbursement for travel and lodging expenses incurred in connection with their attendance at meetings.

         Non-Employee Directors' Stock Option Plan. We have adopted the 2000 Non-Employee Directors' Stock Option Plan which provides that each our directors who is neither an employee of Valley Forge Scientific or an immediate family member of an officer of Valley Forge Scientific, will be granted options to purchase 10,000 shares of our Common Stock each year he or she is elected, appointed, or re-elected as a Board member. In addition, each of our non-employee Directors who served in such position on December 12, 2000, the effective date of this plan, received a grant of options as of that date. The exercise price of options granted under this plan is equal to the fair market value of the common stock on the date of grant. All options granted under this plan vest upon issuance.

                      EQUITY COMPENSATION PLAN INFORMATION

         We currently maintain two compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 2001 Stock Plan and the 2000 Non-Employee Directors' Stock Option Plan, which have been approved by our stockholders. The following table sets forth information regarding outstanding options and shares reserved for issuance under the foregoing plans as of September 30, 2003.

                                                                             Number of shares of
                                                                                Common Stock
                                                                            available for future
                           Number of shares of                             issuance under equity
                           Common Stock to be                              compensation plans at
                         issued upon exercise of      Weighted average       September 30, 2003
                           outstanding options,      exercise price of        (excluding shares
                          warrants and rights at    outstanding options    reflected in the first
    Plan Category           September 30, 2003      warrants and rights            column)
    -------------        -----------------------    -------------------    ----------------------

Equity compensation
plans approved by
security holders                 479,850                   $2.04                   195,500

Equity compensation
plans not approved by
security holders                       0                       0                         0
                                 -------                   -----                   -------

Total:                           479,850                   $2.04                   195,500
                                 =======                   =====                   =======


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee also reviews and makes recommendations to the Board of Directors regarding the compensation of our senior management and key employees, including salaries and bonuses. The current members of the Compensation Committee are Messrs. Murray, Dick and Uchitel, none of whom is an officer of Valley Forge Scientific.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since the late 1960's, Dr. Leonard I. Malis, one of our directors, on an individual basis has entered into consulting and other agreements with Codman & Shurtleff, Inc., our principal customer. Since 1983, Dr. Malis has had an agreement with Codman & Shurtleff, Inc. under which Dr. Malis receives royalty payments for the use of his Malis(R)trademark on products sold by Codman & Shurtleff, Inc. Dr. Malis has developed and in the future may develop hand instruments for Codman & Shurtleff, Inc. with no pecuniary benefit to Valley Forge Scientific.

         We have entered into a five year lease commencing on July 1, 2000 for approximately 4,200 square feet of office and warehouse space at a base monthly rent of $4,716 with GMM Associates, a Pennsylvania general partnership. Two of the partners of GMM Associates are Jerry L. Malis and Leonard I. Malis, principal shareholders as well as directors of Valley Forge Scientific. The related expense for this lease for the year ended September 30, 2003 was $59,608. We believe the rental payments reflect fair rental value for the space.

         For the year ended September 30, 2003, we paid legal fees and costs in the amount of $85,919 to a law firm in which a son-in-law of Jerry L. Malis is a partner.

         We have retained R. H. Dick & Company, an investment banking and business consulting company, owned by Robert H. Dick, one of our directors, to perform investment banking and business consulting services. For the years ended September 30, 2003, 2002 and 2001, we incurred consulting expenses from these services of $10,000, $10,000 and $15,000, respectively.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Such directors, executive officers and 10% stockholder are also required to furnish us copies of all Section 16(a) forms they file.

         Based solely upon a review of reports furnished to us, and on written representations from certain reporting persons, we believe that, with respect to the fiscal year ended September 30, 2003, each of our directors, executive officers and 10% stockholders of our securities has made timely filings of all reports required by Section 16 of the Exchange Act.

                                 CODE OF ETHICS

         We have adopted a Code of Ethics and Business Conduct applicable to our directors, officers (including our Chief Executive Officer) and employees. A copy of the Code of Ethics and Business Conduct is filed as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and will be available on our website at http://www.vlfg.com. We intend to post on our website any amendments to, or waivers from, our Code of Ethics and Business Conduct promptly following any such amendment or waiver.

                      REPORT OF THE COMPENSATION COMMITTEE

         Objective of Valley Forge Scientific's Compensation Program. Valley Forge Scientific's executive compensation program is intended to attract, retain and reward executives who are capable of leading Valley Forge Scientific effectively and continuing our growth in the competitive marketplace for electrosurgical equipment. Valley Forge Scientific's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives.

         Like many other public companies, Valley Forge Scientific will use a three-pronged approach to its compensation for its executives for the following twelve months. First, the executive's base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, Valley Forge Scientific maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months' performance. Finally, Valley Forge Scientific utilizes stock options granted under our 2001 Stock Plan as a long-term incentive for the executive officers as well as for many of our other employees. The Board of Directors believe that stock options are important in aligning management and stockholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period.

         Compensation Committee Procedures. Valley Forge Scientific's executive compensation program is administered under the direction of our Compensation Committee, which is currently composed of our three independent directors. The Compensation Committee meets periodically and may consult by telephone at other times.

         Factors Considered in Setting Compensation of the Chief Executive Officer and President. Jerry L. Malis has served as our President and Chief Executive Officer since 1989. The Compensation Committee considers Valley Forge Scientific's financial performance, as measured by sales and earnings growth, to be a significant determinant in Mr. Malis' overall compensation package. In making its determination, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Committee believes can only be properly assessed over the long term.

         Compensation Decisions for Chief Executive Officer. Each year the Compensation Committee reviews the performance of our Chief Executive Officer. For fiscal 2003, the Committee approved Mr. Malis' annual base salary of $220,000.

                                       Submitted by the Compensation Committee
                                       For fiscal 2003

                                       Bruce A. Murray, Chairman
                                       Robert H. Dick
                                       Louis Uchitel

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees Valley Forge Scientific's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Samuel Klein and Company, our independent auditors, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

        The Audit Committee consists of three directors each of whom, in the judgment of the Board of Directors, is an "independent director" as defined in Rules 4200(a)(14) and 4350(d)(2) of the Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2003 with Valley Forge Scientific's management and with the independent auditors. The Audit Committee has discussed and reviewed with the independent auditors all matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has met with Samuel Klein and Company, with and without management present, to discuss the overall scope of Samuel Klein and Company's audit, the results of its examinations, its evaluations of Valley Forge Scientific's internal controls and the overall quality of its financial reporting.

        The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Valley Forge Scientific that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that Valley Forge Scientific's audited financial statements be included in Valley Forge Scientific's Annual Report on Form 10-K for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

                                       Submitted by the Audit Committee
                                       For fiscal 2003

                                       Louis Uchitel, Chairman
                                       Robert H. Dick
                                       Bruce A. Murray

                              INDEPENDENT AUDITORS

         The Audit Committee has not had the opportunity to consider the selection of our independent auditors for the year ended September 30, 2004. The accounting firm of Samuel Klein and Company has served as our independent auditors since 1992. A representative of Samuel Klein and Company is not expected to be present at the Annual Meeting.

         Audit Fees. During fiscal 2003 and 2002, the aggregate fees and expenses billed for professional services rendered by Samuel Klein and Company for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements totaled $81,950 and $83,525, respectively.

         Audit - Related Fees. Samuel Klein and Company did not bill the Company for any professional services during fiscal 2003 and 2002 that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the heading "Audit Fees", above.

         Tax Fees. During fiscal 2003 and 2002, the aggregate fees and expenses billed for professional services rendered by Samuel Klein and Company to the Company for tax compliance, tax advice and tax planning totaled $4,114 and $5,000, respectively.

         All Other Fees. Samuel Klein and Company did not bill the Company for any professional services during fiscal 2003 and 2002 other than those reported under the heading "Audit Fees" and "Tax Fees", above.

         Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

         For a proposal of a stockholder to be included our proxy statement for Valley Forge Scientific's 2005 Annual Meeting of Stockholders, it must be received at our principal executive offices on or before October 10, 2004. Such proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

         In addition, our Bylaws provide that any stockholder wishing to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the Bylaws, to Valley Forge Scientific's principal executive offices not less than 120 calendar days prior to the anniversary date of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting. Any such proposal should be mailed to: Valley Forge Scientific Corp., P.O. Box 1179, Oaks, Pennsylvania 79456-1179, Attention: Corporate Secretary.

                             FORM 10-K ANNUAL REPORT

         A copy of the our Annual Report on Form 10-K for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission, is available to stockholders. A stockholder may obtain a copy of the Form 10-K without charge and a copy of any exhibit thereto upon payment of a reasonable charge limited to our costs of providing such exhibits by writing to Investor Relations, Valley Forge Scientific Corp., P.O. Box 1179, 136 Green Tree Road, Oaks, Pennsylvania 19456.


                                       By Order of the Board of Directors,


                                       /s/ MARGUERITE RITCHIE
                                       -----------------------------------------
February 5, 2004                       MARGUERITE RITCHIE,
                                       Secretary

                                   Appendix A


                          VALLEY FORGE SCIENTIFIC CORP.

                      CHARTER OF THE AUDIT COMMITTEE OF THE

                               BOARD OF DIRECTORS

                                                                    January 2004

I.       STATEMENT OF POLICY

         This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Valley Forge Scientific Corp. (the "Company"), and how the Committee carries out those responsibilities, including its structure, processes, and membership requirements.

         The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company's auditors, review the performance of the Company's internal audit function and prepare any reports required of the Committee under the rules of the Securities and Exchange Commission ("SEC"). Consistent with these tasks, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         A. Serve as an independent and objective party to monitor the Company's accounting and financial reporting process, internal control systems, and audits of the Company's financial statements.

         B. Review and evaluate the audit efforts and independence of the Company's auditors.

         C. Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

         The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

         The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, in its discretion, has the authority to initiate investigations and hire advisors or experts to assist the Committee, as it deems necessary, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.      ORGANIZATION AND MEMBERSHIP REQUIREMENTS

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence and experience requirements of The Nasdaq Stock Market. These requirements require, among other things, that the Committee shall not include any member who:

         A. has participated in the preparation of the financial statements of the Company, or any current subsidiary, at any time during the past three years;

         B. accepts any consulting, advisory or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board; or

         C. is an affiliate of the Company or any subsidiary of the Company, other than a person who would be considered to be an affiliate solely by being a director, and who meets the independence requirements of The Nasdaq Stock Market.

Notwithstanding the foregoing, one director who does not meet the independence criteria of Nasdaq, but is not a current employee or officer (or immediate family member of an employee or officer), may be appointed to the Committee, subject to the approval of the Board, pursuant to and subject to the limitations under the "exceptional and limited circumstances" exception provided under the Nasdaq rules.

         All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

         The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified, or their earlier resignation or removal. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet as often as it determines, but no less frequently than quarterly. The Committee may form and delegate authority to sub-committees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management, internal auditors, and the independent auditors in separate executive sessions as appropriate. The Committee shall meet with the independent auditors and management on a periodic basis to review the Company's financial statements and financial reports. The Committee shall maintain written minutes of its meeting, which minutes will be filed with the minutes of the meetings of the Board.

IV.      COMMITTEE AUTHORITY AND RESPONSIBILITIES

         To fulfill its responsibilities and duties the Committee shall:

         A.       Oversight of Independent Auditors

                  1. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

                  2. Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor's objectivity and independence and (z) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

                  3. Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor's quality-control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company's internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

                  4. Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners.

                  5. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such polices and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee's responsibilities hereunder, and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and
(ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(x) and (y) above.

                  6. Discuss with the independent auditor prior to the audit the planning and staffing of the audit.

                  7. Approve as necessary the termination of the engagement of the independent auditor.

                  8. Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company's management.

                  9. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

                  10. Periodically consult with the independent auditors out of the presence of management about internal controls and the accuracy of the Company's financial statements.

         B.       Review of Financial Reporting, Policies and Processes

                  1. Review and discuss with management and the independent auditor (i) the Company's annual audited financial statements, (ii) any reports or other financial information submitted to any governmental body or the public, and (iii) any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

                  2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Qs, including a discussion of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. These meetings should include a discussion of the independent auditor's judgment of the quality of the Company's accounting and any uncorrected misstatements as a result of the auditor's quarterly review.

                  3. Periodically meet separately with management and with the independent auditor. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                  4. Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  5. Review with management its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"). Once a management report (and independent auditor attestation) is required by SEC rules, review with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation.

                  6. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

                  7. Review any special audit steps adopted in light of material control deficiencies. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

                  8. Review the regular Management Letter to management prepared by the independent auditors and management's response.

                  9. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

                  10. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

         C. Risk Management, Related Party Transactions, Legal Compliance and Ethics

                  1. Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

                  2. Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

                  3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

                  4. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

                  5. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

                  6. Review and reassess the Charter's adequacy as appropriate.

                  7. Review whether management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior.

                  8. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

                  9. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

                  10. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

                  11. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                  12. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

                          VALLEY FORGE SCIENTIFIC CORP.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS.
                          TO BE HELD ON MARCH 10, 2004

         The undersigned stockholder of Valley Forge Scientific Corp. (the "Company") hereby appoints Jerry L. Malis, or his true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hampton Inn at Route 422 and Egypt Road, Oaks, Pennsylvania on Wednesday, March 10, 2004, at 10:00 a.m., local time, and at any adjournment thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the meeting (receipt of which is hereby acknowledged):




            (Continued, and to be signed and dated, on reverse side)

                           (Continued from other side)
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]


(1)  ELECTION OF DIRECTORS                                      NOMINEES
                                                           [  ] Jerry L. Malis
[  ] VOTE FOR ALL NOMINEES                                 [  ] Leonard I. Malis
                                                           [  ] Bruce A. Murray
[  ] WITHOLD AUTHORITY FOR ALL NOMINEES                    [  ] Robert H. Dick
                                                           [  ] Louis Uchitel
[  ] FOR ALL EXCEPT (see instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominees(s), mark "FOR ALL EXCEPT" and fill in the circle next to such nominee you wish to withhold, as shown here. [X]



(2) In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1.



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Shareholder ____________________  Date: _______________
Signature of Shareholder ____________________  Date: _______________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.